UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2009
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)		89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
MGM MIRAGE, a Delaware corporation (the “Company”), entered into Amendment No. 6 and Waiver (“Amendment No. 6”), dated May 12, 2009, to that certain Fifth Amended and Restated Loan Agreement (the “Fifth Loan Agreement”), as previously amended by that certain Amendment No. 1 dated September 30, 2008 (“Amendment No. 1”), that certain Amendment No. 2 and Waiver dated March 16, 2009 (“Amendment No. 2”), that certain Amendment No. 3 dated March 26, 2009 (“Amendment No. 3”), that certain Amendment No. 4 dated April 9, 2009 (“Amendment No. 4”), and that certain Amendment No. 5 and Waiver dated April 29, 2009 (“Amendment No. 5”; the Fifth Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, and Amendment No. 6, collectively, the “Loan Agreement”), by and among the Company, MGM Grand Detroit, LLC (“MGM Grand Detroit”), a Delaware limited liability company, as initial co-borrower, the lenders named in the signature pages thereto and Bank of America, N.A., as administrative agent. The Fifth Loan Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 5 were filed as an exhibit to the Company’s Current Report on Form 8-K dated October 3, 2006, an exhibit to the Company’s Current Report on Form 8-K dated September 30, 2008, an exhibit to the Company’s Current Report on Form 8-K dated March 16, 2009, an exhibit to the Company’s Current Report on Form 8-K dated March 26, 2009, an exhibit to the Company’s Current Report on Form 8-K dated April 9, 2009, and an exhibit to the Company’s Current Report on Form 8-K dated April 29, 2009, respectively, which Current Reports are incorporated herein by reference.
Pursuant to Amendment No. 6, any prior non-compliance with the total leverage ratio covenant or interest charge coverage ratio covenant under the Loan Agreement with respect to the fiscal quarter ending March 31, 2009 will be waived permanently. Furthermore, upon effectiveness of Amendment No. 6, the total leverage ratio and the interest charge coverage ratio covenants will be replaced with covenants requiring the 12-month trailing EBITDA (as defined in the Loan Agreement) as of the end of each fiscal quarter to be no less than the minimum amount for such period and for annual capital expenditures not to exceed the maximum amount for the corresponding fiscal year. In addition, pursuant to Amendment No. 6, the Company will be permitted to issue in the offerings to be consummated concurrently with the effectiveness of Amendment No. 6, equity and debt securities of up to an aggregate of $3.0 billion and, in connection therewith, grant liens to secure indebtedness of up to $1.5 billion. In addition, pursuant to Amendment No. 6, the Company will be permitted to purchase the outstanding notes due in 2009 that are subject to a pending tender offer by the Company. Furthermore, pursuant to Amendment No. 6, the Company will be permitted to (i) redeem, prepay, repurchase, or defease the 7.25% Senior Debentures due 2017 of Mirage Resorts, Incorporated, (ii) repay any registered debt securities outstanding as of May 12, 2009 and maturing through February 28, 2011, (iii) utilize up to $300 million in cash to prepay, repurchase, or redeem indebtedness with a maturity date following February 28, 2011, in each case, at a discount to par, and (iv) exchange indebtedness for up to $500 million in equity interest as long as a change of control does not occur as a result of such exchange. Amendment No. 6 further provides that the Company may incur additional indebtedness up to $500 million; provided, however, that, such indebtedness must be unsecured indebtedness with a maturity date after the maturity of the senior credit facility and provided, further, that, the covenants applicable to such indebtedness cannot be more restrictive than those contained in the indentures governing the Company’s existing senior unsecured indebtedness (the “Qualified Unsecured Debt”). Upon incurrence of such Qualified Unsecured Debt, the Company will be required to apply 50% of the net proceeds from such Qualified Unsecured Debt to permanently reduce the term loan and revolving portions of indebtedness under the Loan Agreement on a pro rata basis. Furthermore, pursuant to Amendment No. 6, in the event the Company consummates an asset sale, 50% of the net proceeds from such assets sale must be used to permanently reduce the term loan and revolving portions of indebtedness under the Loan Agreement on a pro rata basis, subject to any similar requirements in other debt instruments. Upon effectiveness of Amendment No. 6, the LIBOR margin and the base rate margin will be set at 4.00% and 3.00%, respectively, which margins reflect an increase of 1.00% from the highest corresponding margin previously applicable.
As conditions to the effectiveness of Amendment No. 6, the Company will be required to (i) consummate concurrently offerings of debt and equity securities for an aggregate amount of no less than $2.5 billion, (ii) permanently repay $750 million of the borrowings under the Loan Agreement, allocated between the term loan and the revolving loan on a pro rata basis, (iii) to the extent that the gross proceeds from the concurrent equity and debt offering exceed $2.5 billion, permanently repay borrowings under the Loan Agreement, allocated between the term loan and the revolving loan on a pro rata basis, equal to 50% of such excess, and (iv) treat $400 million in aggregated repayment of the credit facility borrowings made as a condition to Amendment No. 2 and Amendment No. 5 as a permanent repayment of the borrowings under the Loan Agreement.

Certain of the lenders party to the Loan Agreement and their respective affiliates have in the past engaged in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they received customary fees, expense reimbursement or other payments.
The foregoing description of Amendment No. 6 does not purport to be complete and is qualified in its entirety by Amendment No. 6 filed as Exhibit 10.1 hereto and incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
ITEM 8.01 OTHER EVENTS
On May 13, 2009, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Deutsche Bank Securities Inc., J.P Morgan Securities Inc., Morgan Stanley & Co. Incorporated, and UBS Securities, LLC, with Merrill Lynch acting as representative of the several underwriters named therein (the “Underwriters”), to sell 143,000,000 shares of the Company’s common stock, $.01 par value per share, (the “Initial Shares”) pursuant to a firm commitment underwritten offering (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an over-allotment option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to an additional 21,450,000 shares of the Company’s common stock (the “Over-Allotment Shares” and, together with the Initial Shares, the “Offering Shares”). The Underwriters have notified the Company that they intend to purchase all of the Over-Allotment Shares. The Company expects to issue the Offering Shares to the Underwriters on May 19, 2009.
The Offering Shares were registered pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-158956) (the “Registration Statement”) and a related prospectus supplement, dated May 13, 2009. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated by reference into the Registration Statement. In addition, in connection with the Offering, Glaser, Weil, Fink, Jacobs, Howard & Shapiro, LLP, counsel to the Company, has rendered an opinion regarding the validity of the issuance of the Offering Shares, which opinion and the corresponding consent are attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated by reference into the Registration Statement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

No.	Description

1.1	Underwriting Agreement, dated May 13, 2009, by and among MGM MIRAGE, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., J.P Morgan Securities Inc., Morgan Stanley & Co. Incorporated, and UBS Securities, LLC.

5.1	Opinion of Glaser, Weil, Fink, Jacobs, Howard & Shapiro, LLP dated May 15, 2009.

10.1	Amendment No. 6 and Waiver, dated May 12, 2009, by and among MGM MIRAGE, as borrower; MGM Grand Detroit, LLC, as co-borrower; the Lenders and Co-Documentation Agents named therein; Bank of America, N.A., as Administrative Agent; the Royal Bank of Scotland PLC, as Syndication Agent; Bank of America Securities LLC and The Royal Bank of Scotland PLC, as Joint Lead Arrangers; and Bank of America Securities LLC, The Royal Bank of Scotland PLC, J.P. Morgan Securities Inc., Citibank North America, Inc. and Deutsche Bank Securities Inc., as Joint Book Managers.

23.1	Consent of Glaser, Weil, Fink, Jacobs, Howard & Shapiro, LLP (included in Exhibit 5.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: May 18, 2009	By:	/s/ John M. McManus
	Name:	John M. McManus
	Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description

1.1	Underwriting Agreement, dated May 13, 2009, by and among MGM MIRAGE, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., J.P Morgan Securities Inc., Morgan Stanley & Co. Incorporated, and UBS Securities, LLC.

5.1	Opinion of Glaser, Weil, Fink, Jacobs, Howard & Shapiro, LLP dated May 15, 2009.

10.1	Amendment No. 6 and Waiver, dated May 12, 2009, by and among MGM MIRAGE, as borrower; MGM Grand Detroit, LLC, as co-borrower; the Lenders and Co-Documentation Agents named therein; Bank of America, N.A., as Administrative Agent; the Royal Bank of Scotland PLC, as Syndication Agent; Bank of America Securities LLC and The Royal Bank of Scotland PLC, as Joint Lead Arrangers; and Bank of America Securities LLC, The Royal Bank of Scotland PLC, J.P. Morgan Securities Inc., Citibank North America, Inc. and Deutsche Bank Securities Inc., as Joint Book Managers.

23.1	Consent of Glaser, Weil, Fink, Jacobs, Howard & Shapiro, LLP (included in Exhibit 5.1 hereto).